FORM 8 - K


                                CURRENT REPORT


                  Filed Pursuant to Section 13 or 15 (d) of
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):

                               October 30, 1996
                              ------------------



                          Minute Man of America, Inc.
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)



               Arkansas                   0-4289                71-0390957
           ----------------          -------------------     ------------------
    (State or other jurisdiction   (Commission File Number)    (IRS Employer
        of incorporation)                                      Identification
                                                                  Number)




             2129 North 15th Street, Melrose Park, Illinois  60160
                 ---------------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (708) 681-3660

ITEM 1.	Changes in Control of Registrant

On October 15, 1996, the Company in a non-monetary transaction, after a 1 for 4 reverse stock split, exchanged 2,000,000 shares of its stock with the three shareholders of Tone Products, Inc. for their stock in Tone Products.

As a result of this transaction, the following items were also agreed to:

(a) The Company changed its name to Tone Products, Inc.
(b) The board of directors was expanded to seven members. Tone Products, Inc. is to place six members on the board and one current board member will remain on the board.

                Security Ownership of Certain Beneficial Owners

                  Name and Address of    Amount and Nature of    Percent of
Title of Class    Beneficial Owner       Beneficial Ownership      Class
--------------    ---------------------  --------------------    ----------
Common stock      Timothy Evon               666,667 shares        23.5%
                  2129 North 15th Street
                  Melrose Park, Illinois
                  60160

Common stock      Thomas Evon                666,667 shares        23.5%
                  2129 North 15th Street
                  Melrose Park, Illinois
                  60160

Common stock      Michael Evon               666,666 shares        23.5%
                  2129 North 15th Street
                  Melrose Park, Illinois
                  60160
                                           ---------               ----
                                           2,000,000 shares        70.5%
                                           =========               ====

ITEM 2. Acquisition of Assets

On October 15, 1996, the Company acquired, in a non-monetary transaction, Tone Products, Inc. in exchange for 2,000,000 shares of the Company. This transaction will be accounted for as a purchase transaction. Tone Products, Inc. has locations in Melrose Park, Illinois and Las Vegas, Nevada. They manufacture and distribute food products consisting primarily of juices, sauces and snack foods.

The purchase price of Tone Products, Inc. consisted of the following:

     Value of 2,000,000 shares
      issued to shareholders of Tone                      $4,000,000

The purchase price of Tone Products, Inc. is the fair market value of the Company stock issued to acquire Tone Products, Inc.


ITEM 7.	Financial Statements, Pro Forma Financial Information, and Exhibits

(a)	Financial Statements of business acquired.

                              TONE PRODUCTS, INC.
                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                               ________________






     Report of Independent Auditors                               F-2

     Financial Statements of Tone Products, Inc.:

        Consolidated Balance Sheets,                              F-3
           September 30, 1996 and December 31, 1995

        Consolidated Statements of Operations for the             F-4
           Nine Months Ended September 30, 1996 and the
           Year Ended December 31, 1995

        Consolidated Statements of Shareholders' Equity for       F-5
           Nine Months Ended September 30, 1996 and the
           Year Ended December 31, 1995

        Consolidated Statements of Cash Flows for the             F-7
           Nine Months Ended September 30, 1996 and the
           Year Ended December 31, 1995

        Notes to Consolidated Financial Statements                F-9

                        REPORT OF INDEPENDENT AUDITORS
                     ____________________________________




To the Board of Directors
Tone Products, Inc.
Melrose Park, Illinois


We have audited the accompanying consolidated balance sheets of Tone Products, Inc. and its wholly owned subsidiary as of September 30, 1996 and December 31, 1995 and the related consolidated statements of income, stockholders' equity and cash flows for each of the nine month and one year periods ended September 30, 1996 and December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tone Products, Inc. and its wholly owned subsidiary as of September 30, 1996 and December 31, 1995, and the consolidated results of their operations and their cash flows for each of the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively, in conformity with generally accepted accounting principles.




/s/ Kelly & Company
Kelly & Company
Newport Beach, California
December 5, 1996

                             TONE PRODUCTS, INC.

                         CONSOLIDATED BALANCE SHEETS
                   September 30, 1996 and December 31, 1995
                              ________________

                                    Assets
                                                   September 30,  December 31,
                                                         1996        1995
                                                      ---------    ---------
  Current assets:
    Cash and equivalents                               $155,746    $118,411
    Accounts receivable                                 939,332     432,031
    Inventory                                         1,113,177     665,507
    Prepaid expenses                                      6,685      17,629
    Deferred tax asset                                    5,230       4,913
                                                      ---------   ---------
      Total current assets                            2,220,170   1,238,491

  Property, plant and equipment, net                  1,464,724   1,924,708
  Goodwill                                              432,252       -
                                                      ---------   ---------
     Total assets                                    $4,117,146  $3,163,199
                                                      =========   =========

                     Liabilities and Shareholders' Equity

  Current liabilities:
    Accounts payable                                   $853,196    $730,655
    Line of credit payable                              610,927       -
    Notes payable to bank, current portion              224,007      38,603
    Advances from shareholders                            -          26,913
    Income taxes payable                                 28,224      64,378
                                                      ---------   ---------
      Total liabilities                               1,716,354     860,549

  Notes payable to bank, long term                       14,269     249,988
  Note payable to related party                           -         625,000
  Deferred tax liability                                 67,882     146,539
                                                      ---------   ---------
      Total liabilities                               1,798,505   1,882,076

  Commitments and contingencies

  Shareholders' equity:
    Common stock ($100 par value; 3,000
     shares authorized, 600 shares issued and
     outstanding)                                        40,000      40,000
    Paid-in capital                                      10,568      70,127
    Stock subscription proceeds                       1,038,000       -
    Retained earnings                                 1,230,073   1,170,996
                                                      ---------   ---------
      Total shareholders' equity                      2,318,641   1,281,123
                                                      ---------   ---------
  Total liabilities and shareholders' equity         $4,117,146  $3,163,199
                                                      =========   =========

  The accompanying notes are an integral part of the consolidated financial statements.

                                      F-3

                             TONE PRODUCTS, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
              For the Nine Months Ended September 30, 1996 and
                      The Year Ended December 31, 1995
                              ________________
                                                   September 30,  December 31,
                                                         1996        1995
                                                      ---------    ---------
  Net sales                                          $6,245,918  $5,858,032
  Cost of sales                                       4,590,317   4,053,088
                                                      ---------   ---------
  Gross profit                                        1,655,601   1,804,944
                                                      ---------   ---------
  Operating costs and expenses:
    Wages and salaries                                  487,198     594,718
    Selling and promotion                               297,844     192,029
    Insurance                                            99,030     105,777
    Occupancy costs                                     226,012     177,058
    Depreciation and amortization                       175,766     199,752
    Other operating expenses                            175,027     114,092
                                                      ---------   ---------
      Total operating costs and expenses              1,460,877   1,383,426
                                                      ---------   ---------
    Income from operations                              194,724     421,518
                                                      ---------   ---------
  Other income (expense):
    Interest expense, net of interest income            (62,536)    (89,615)
    Other income                                          2,139       -
                                                      ---------   ---------
                                                        (60,397)    (89,615)
                                                      ---------   ---------
  Income before provision for income                    134,327     331,903
  Provision for income taxes                             75,250      87,840
                                                      ---------   ---------
     Net income                                         $59,077    $244,063
                                                      =========   =========






  The accompanying notes are an integral part of the consolidated financial statements.





                                      F-4



                             TONE PRODUCTS, INC.

               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              For the Nine Months Ended September 30, 1996 and
                       The Year Ended December 31, 1995
                               ________________






                                       Common        Common        Paid-in
                                       Shares         Stock        Capital
                                     ---------      --------      ---------
Balance, December 31, 1994                 600        $40,000       $70,127
   Net income                            -              -             -
                                    ----------     ----------      --------
Balance, December 31, 1995                 600         40,000        70,127

   Distribution of building to
     shareholders                        -              -           (59,559)
   Subscription of stock                 -              -             -
   Net income                            -              -             -
                                    ----------     ----------      --------
Balance, September 30, 1996                600        $40,000       $10,568
                                    ==========     ==========    ==========














   The accompanying notes are an integral part of the consolidated financial statements.





                                      F-5



                             TONE PRODUCTS, INC.

               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              For the Nine Months Ended September 30, 1996 and
                       The Year Ended December 31, 1995


                                 Continued
                              ________________





                                       Stock
                                    Subscription    Retained
                                     Proceeds       Earnings        Total
                                     ---------      --------      ---------
Balance, December 31, 1994                -          $926,933    $1,037,060
   Net income                             -           244,063       244,063
                                    ----------     ----------    ----------
Balance, December 31, 1995                -         1,170,996     1,281,123
   Distribution of building to
     shareholders                         -             -           (59,559)
   Subscription of stock            $1,038,000          -         1,038,000
   Net income                            -             59,077        59,077
                                    ----------     ----------    ----------
Balance, September 30, 1996         $1,038,000     $1,230,073    $2,318,641
                                    ==========     ==========    ==========











   The accompanying notes are an integral part of the consolidated financial statements.






                                      F-6

                             TONE PRODUCTS, INC.

                    CONSOLIDATED STATEMENTS OF CASH FLOWS
              For the Nine Months Ended September 30, 1996 and
                       The Year Ended December 31, 1995
                               ________________
                                                          1996       1995
                                                         ------     ------
  Cash flows from operating activities
    Net  income                                         $59,077    $244,063
    Adjustments to reconcile income (loss) to
     net cash provided by operating activities:
      Depreciation and amortization                     175,766     199,752
    Decrease (increase) in assets:
      Accounts receivable                              (382,936)    111,998
      Inventory                                        (228,271)   (365,643)
      Prepaid expenses                                   16,601       5,548
      Deferred tax asset                                   (317)     (4,913)
      Other assets                                        -          60,838
    Increase (decrease) in liabilities:
      Line of credit payable                            610,927       -
      Accounts payable                                   53,330    (299,998)
      Advances to shareholders                          (26,913)     26,913
      Income taxes payable                              (36,154)     59,524
      Deferred tax liabilities                          (78,657)     76,266
                                                      ---------   ---------
      Cash provided by operating activities             162,453     114,348
                                                      ---------   ---------
  Cash flows provided by (used in) investing
   activities:
    Purchases of property and equipment                 (92,549)   (293,934)
    Acquisition of subsidiary                          (770,254)      -
                                                      ---------   ---------
      Cash (used in) investing activities              (862,803)   (293,934)
                                                      ---------   ---------
  Cash flows provided by (used in) financing
   activities:
    Principle payments of debt                         (271,756)    (64,785)
    Proceeds from notes payable                         221,441     135,177
    Subscription of common stock                        788,000       -
                                                      ---------   ---------
      Cash provided by financing activities             737,685      70,392
                                                      ---------   ---------
  Net increase (decrease) in cash                        37,335    (109,194)
  Cash at beginning of period                           118,411     227,605
                                                      ---------   ---------
  Cash at end of period                                $155,746    $118,411
                                                      =========   =========

   The accompanying notes are an integral part of the consolidated financial statements.




                                      F-7

                             TONE PRODUCTS, INC.

                   CONSOLIDATED STATEMENTS OF CASH FLOWS
              For the Nine Months Ended September 30, 1996 and
                       The Year Ended December 31, 1995
                               ________________


  Supplemental Disclosure of Cash Flow Information
                                                        1996          1995
                                                      -------       -------
                     Interest                         $64,983       $90,513
                     Income taxes                     $33,064       $27,213

  Supplemental Schedule of Non-Cash Investing and Financing Activities
  Distribution of building to shareholder
    Equity distributed                                $59,559
    Liability satisfied                              $625,000
    Net book value of assets distributed            $(684,559)


  Acquisition of subsidiary (non-cash portion):
    Assets acquired                                   300,000
    Liabilities incurred                              (50,000)
    Stock subscription proceeds                      (250,000)















   The accompanying notes are an integral part of the consolidated financial statements.



                             TONE PRODUCTS, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               ________________



1.	Summary of Significant Accounting Policies


Basis of Presentation
---------------------

The consolidated financial statements include the accounts of Tone Products, Inc. and its wholly owned subsidiary, Fun City Popcorn, Inc. All significant intercompany transactions have been eliminated.

Operations
----------

Tone Products, Inc. (the "Company") is engaged in the purchase, manufacture, and wholesale distribution of food products in the beverage, snack, syrup, condiments, and sauce categories.

On May 31, 1996, the Company acquired Fun City Popcorn, Inc. ("Fun City") (Note 14). Fun City produces and sells a snack food product line that is complimentary to the Company's other product lines.

Recognition of Revenue
----------------------

Revenues are recognized when the Company's products are shipped.

Cash and Equivalents
--------------------

The Company classifies all highly liquid investments with maturities of three months or less as cash equivalents.

Inventory
---------

Inventories are stated at the lower of cost or market. Cost is determined on a first-in, first-out basis. The Company regularly monitors inventory for excess or obsolete items and makes any valuation corrections when such adjustments are needed.

1.	Summary of Significant Accounting Policies, Continued



Property, Plant, and Equipment
------------------------------

Property, plant, and equipment are recorded at cost and are depreciated using the straight-line method over the expected useful lives noted below. Expenditures for normal maintenance and repairs are charged to income, and significant improvements are capitalized. The cost and related accumulated depreciation of assets are removed from the accounts upon retirement or other disposition, and resulting profit or loss is reflected in the statement of operations.


                                                Estimated
                                               Useful Life
                                                ---------

                Building                         39 years
                Building improvements            39 years
                Leasehold improvements           39 years
                Machinery and equipment           7 years
                Furniture and fixtures        5 - 7 years
                Vehicles                      5 - 7 years



Goodwill
--------

Goodwill is being amortized over fifteen years using the straight line method. The Company periodically reviews the value of its goodwill to determine if an impairment has occurred. The Company measures the potential impairment of recorded goodwill by the undiscounted value of expected future operating cash flows in relation to its net capital investment in the subsidiary.


Income Taxes
------------

The Company accounts for deferred income taxes using the liability method in accordance with Statement of Financial Accounting Standards No. 109
"Accounting for Income Taxes."   Deferred income taxes are computed based on the
tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting purposes. The net difference between tax expense and taxes currently payable is reflected in the balance sheet as deferred income taxes. Deferred tax assets and/or liabilities are classified as current and noncurrent based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability. The Company files a consolidated federal income tax return and reports results from operations on a unitary basis for state income tax purposes.

1.	Summary of Significant Accounting Policies, Continued



Disclosures About Fair Value of Financial Investments
-----------------------------------------------------

The Company accounts for the value of financial instruments using the fair value method as described in Statement of Financial Standards No. 107 (SFAS 107) "Disclosures about Fair Value of Financial Instruments."

Advertising Costs
-----------------

Advertising costs are expensed as they are incurred. Advertising expense was $32,594 and $3,926 for the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively.

Estimates
---------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



2.	Accounts Receivable

Accounts receivable consists of the following:

                                                         1996        1995
                                                        -------     -------

     Trade accounts receivable                         $909,332    $422,444
     Due from related party                              30,000       9,587
                                                        -------     -------
                                                       $939,332    $432,031
                                                        =======     =======


During the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively, the Company wrote off $46,364 and $14,614, in uncollectible accounts receivable.

3.	Inventory


Inventory consists of the following:
                                                         1996        1995
                                                        -------     -------
     Raw materials                                     $782,623    $492,582
     Finished goods                                     330,554     172,925
                                                        -------     -------
                                                     $1,113,177    $665,507
                                                      =========     =======


4.	Property, Plant, and Equipment

Property, plant, and equipment consist of the following:

                                                         1996        1995
                                                        -------     -------
     Building                                             -        $724,467
     Building improvements                                -         281,734
     Leasehold improvements                            $369,890     310,044
     Machinery and equipment                          2,261,941   1,477,190
     Furniture and fixtures                              95,178      60,631
     Vehicles                                           271,464     213,103
                                                      ---------   ---------
                                                      2,998,473   3,067,169
        Less: accumulated depreciation               (1,533,749) (1,222,461)
                                                      ---------   ---------
                                                      1,464,724   1,844,708
     Land                                                 -          80,000
                                                      ---------   ---------
                                                     $1,464,724  $1,924,708
                                                      =========   =========


5.	Bank Line of Credit

The Company has a line of credit with a bank that was rewritten on September 3, 1996. The promissory note bears interest at the bank's base borrowing rate plus three quarters of a point (9.00% at September 30, 1996). The term of the financing agreement allows the Company to borrow up to $700,000, and is secured by the Company's assets. At September 30, 1996, there was a balance of $610,927 on the line of credit. Accrued interest payable is due monthly and the outstanding loan balance is payable on January 30, 1997. Management is currently negotiating an extension of this line.

6.	Notes Payable to Bank

Notes payable to bank consist of the following:
                                                         1996        1995
                                                        -------     -------
  Note payable to a bank, secured by
  the Company's assets, payable in twelve
  monthly principal installments of $3,690
  plus accrued interest, with a balloon principal
  and interest payment of $178,489 due on
  April 30, 1997. Interest is calculated
  at the bank's base borrowing rate plus
  three-quarters of a point (9.00% at September 30,
  1996).                                               $199,289    $228,821


  Notes  payable to a bank consists of four separate
  promissory notes,  secured by Company vehicles.
  The notes payable call for monthly installments of
  principal and interest of $2,301 for terms which
  do not exceed three years.  At September 30, 1996,
  the promissory notes bear interest rates between
  8.25% and 9.75%
                                                         38,987      59,770
                                                        -------     -------
   Total notes payable                                  238,276     288,591
   Less: current maturities                            (224,007)    (38,603)
                                                        -------     -------
  Long term portion of notes payable                    $14,269    $249,988
                                                        =======     =======

Maturities of notes payable to bank for the years ending September 30:

                      1997                             $224,007
                      1998                               12,388
                      1999                                1,881


7.	Income Tax

The components of the provision for income taxes are as follows:

                                                         1996        1995
                                                        -------     -------
     Current expense:
       Federal                                          $48,292     $73,785
       State                                             12,656      14,450
                                                        -------     -------
                                                         60,948      88,235
                                                        -------     -------
     Deferred expense (benefit):
       Federal                                           11,775        (958)
       State                                              2,527         563
                                                        -------     -------
                                                         14,302        (395)
                                                        -------     -------
                                                        $75,250     $87,840
                                                        =======     =======

Significant components of the Company's deferred income tax assets and liabilities at September 30, 1996 and December 31, 1995, are as follows:

                                                         1996        1995
                                                        -------     -------
     Deferred income tax asset:
       State                                             $8,584     $14,283
       Other                                                986       -
                                                        -------     -------
        Total deferred income tax asset                   9,570      14,283
        Valuation allowance                               -           -
                                                        -------     -------
     Net deferred income tax asset                        9,570      14,283
                                                        -------     -------
     Deferred income tax liability:
       Depreciation                                      72,222     155,909
                                                        -------     -------
     Total deferred income tax liability                 72,222     155,909
                                                        -------     -------
     Net deferred income tax liability                  $62,652    $141,626
                                                        =======     =======

Income tax expense differs from the expected federal income tax expense due primarily to state taxes and permanent timing differences resulting from the acquisition of its subsidiary.


8.	Commitments

The Company has operating leases for certain of its facilities. Future minimum lease payments at September 30, 1996, are as follows:

                                                                   Due to
                                                        Total   Related Parties
                                                        -------  ------------
               1997                                    $266,891    $251,771
               1998                                      91,875      91,875
                                                        -------     -------
         Total future minimum lease payments           $358,766    $343,646
                                                        =======     =======

Rental expense resulting from operating lease agreements was $172,012 and $104,500 during the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively.

The Company is the guarantor on a $300,000 promissory note with a bank for the benefit of the shareholders. All terms and conditions of the loan agreement are being met by the shareholders.

9.	Concentration of Credit Risk

The Company sells products to private companies, certain governmental entities, and public institutions primarily within a 300-mile radius of their two locations. Credit is extended based on an evaluation of the customer's financial condition.Exposure to losses on accounts receivable is principally dependant on each customer's financial condition. The Company monitors its exposure for credit losses and writes off accounts receivable that it deems are not collectible.

The Company maintains its cash in bank deposit accounts which exceed federally insured limits by $55,746 and $18,411 at September 30, 1996 and December 31, 1995, respectively; however, the Company has not experienced any losses in such accounts.


10.	Disclosures about Fair Values of Financial Instruments

SFAS No. 107 requires disclosure of the fair value of all financial instruments both on and off the Company's balance sheet. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of
fair value.   Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial statements:

Cash and equivalents, accounts receivable, inventory, prepaids, certain other current assets, accounts payable, line of credit payable, current maturity of long term debt, and certain other current liability amounts are reported in the balance sheet at approximate fair value due to the short term maturities of these instruments.

The fair value of the notes payable is estimated by determining the net present value of future payments. The carrying amount on the balance sheet approximates the fair value as the interest rates approximate current market rates.

The fair value of the note payable to related party is not determinable; however, this debt was transferred along with the related property at February 2, 1996.

The fair value of the off balance sheet debt guarantee approximates the amount of the debt as the interest rate on this debt approximates current market rates.

11. 	Profit-Sharing Plan

Effective January 1, 1989, the Company amended and restated a noncontributory profit sharing retirement plan covering substantially all employees. Annual employer contributions to the plan are made at the discretion of management. No employer contribution was made for the nine months ended September 30, 1996, and an employer contribution of $30,490 was made for the year ended December 31, 1995.

12.	Related Party Transactions

The Company leases from entities owned by its shareholders certain operating facilities. For the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively, the Company paid the entities $161,849 and $104,500 in rent.

On February 2, 1996, the Company made an election to adopt a corporate reorganization (Type A for income tax purposes) and partially liquidated certain assets and the related liability to the Company's shareholders, transferring its real property with a net book value of $684,559 and related mortgage payable of $625,000 into a newly formed corporation. This transaction resulted in no gain or loss to the Company and a shareholders' equity distribution of $59,559 to the shareholders.

During the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively, the Company had sales of $39,316 and $142,311 to a related corporation. Included in accounts receivable at September 30, 1996 and December 31, 1995, was $30,000 and $9,587, respectively, due from this related corporation.

The Company owed a related party $625,000 at December 31, 1995, that was not evidenced by any formal debt instrument or security agreement. The Company-owed amount bore an interest rate of 9.4% with interest only payments due monthly. Interest expense for the nine month and one year periods ended September 30, 1996 and December 31, 1995, respectively, includes $18,771 and $57,573 relating to the Company's note payable to related party.

13.	Acquisition of Wholly-Owned Subsidiary

On May 31, 1996, the Company acquired all of the outstanding stock of Fun City Popcorn, Inc., a Nevada Corporation, for $1,075,000 as follows:

                   Cash                                $875,000
                   Stock subscribed                     200,000
                                                      ---------
                                                     $1,075,000
                                                      =========

The acquisition will be accounted for as a purchase transaction and, accordingly, the fair value of the purchase price will be allocated to assets and liabilities based on the estimated fair value as of the acquisition date. The excess value of the Company's stock over and above the value of the net assets of $442,076, recorded as goodwill to be amortized on the straight-line basis over 15 years. The amount of goodwill amortization for fiscal 1996 was $9,824.

The net purchase price was allocated as follows:

                   Working capital                     $354,167
                   Plant and equipment                  469,903
                   Goodwill                             442,076
                   Other liabilities                   (191,146)
                                                      ---------
                   Purchase price                    $1,075,000
                                                      =========


The operating results of this subsidiary have been included in the consolidated statement of income from the date of acquisition.

The following unaudited pro forma information presents a summary of consolidated results of operations of the Company and Fun City, for the nine month and one year periods ended September 30, 1996 and December 31, 1995, as if the acquisition had occurred at the beginning of 1995.

                                                         1996        1995
                                                      ---------   ---------
                  Net sales                          $6,994,039  $7,437,561
                  Net earnings                           95,764     217,329


14.	Common Stock

During the nine month period ended September 30, 1996, the Company raised $838,000 through a private placement.

In addition, as part of the acquisition of Fun City, the former owner of Fun City also subscribed to 100,000 shares of stock.

15.	Subsequent Events

A.	On October 15, 1996, the Company acquired (in a reverse acquisition) a 70.5%
interest in Minute Man of America, Inc. ("MMA"), a publicly held company.  The shareholders of the Company exchanged all of their stock in the Company for
2,000,000 common shares of MMA.   As part of this  transaction:

  1.  MMA changed its name to Tone Products, Inc.
  2. The board of directors of MMA was expanded from three to seven members. Tone has placed six members on the board and one former MMA board member will remain.

The purchase price of $4,000,000 is the fair value of the MMA stock issued to acquire the Company. This transaction will be accounted for as a purchase.

15.	Subsequent Events, Continued

B.	On December 5, 1996, the Company, disposed of the former sole operating segment in MMA. The sale will not have a significant effect on reported sales or earnings in the future.

As the subsequent events are significant to the Company's financial statements, a pro forma balance sheet at September 30, 1996, and a pro forma income statement for the year ended September 30, 1996 are included in this footnote. These pro forma financial statements assume the transaction occurred on October 1, 1995. Pro forma adjustment A includes the operations of the Company from January 1, 1996 to September 30, 1996 and the operations of Fun City from June 1, 1996 to September 30, 1996. The information provided in this subsequent event footnote differs from similar information in Note 13, as the information provided therein reflects the full nine months of operations for both entities.

                     Pro Forma Balance Sheet (Unaudited)
                             September 30, 1996
                              ________________


                                Minute Man
                            of America, Inc.   Pro Forma
                          September 30, 1996  Adjustments        Pro Forma
                                 -------      -----------        ---------

                                     ASSETS

  Current assets:
    Cash                         $84,120  (A)   $155,746
                                          (B)    (50,988)         $188,878
    Accounts receivable          187,948  (A)    939,332
                                          (B)   (187,948)          939,332
    Inventory                    160,488  (A)  1,113,177
                                          (B)   (160,488)        1,113,177
    Prepaids                        -     (A)      6,685             6,685
    Deferred tax asset              -     (A)      5,230             5,230
                                 -------       ---------         ---------
      Total current assets       432,556       1,820,746         2,253,302

    Property                     194,424  (A)  1,464,724
                                          (B)   (194,424)        1,464,724
    Other assets                   1,748  (B)     (1,355)              393
    Goodwill                        -     (A)    432,252           432,252
                                 196,172       1,701,197         1,897,369
                                 -------       ---------         ---------
       Total assets             $628,728      $3,521,943        $4,150,671
                                 =======       =========         =========

                     Pro Forma Balance Sheet (Unaudited)
                             September 30, 1996
                                  Continued
                              ________________


                                Minute Man
                            of America, Inc.   Pro Forma
                          September 30, 1996  Adjustments        Pro Forma
                                 -------      -----------        ---------

                     LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Line of credit payable          -     (A)   $610,927          $610,927
    Accounts payable             $52,839  (A)    853,196
                                          (B)    (45,453)          860,582
    Advances from related party   20,000  (B)    (20,000)             -
    Note payable, current
     portion                        -     (A)    224,007           224,007
    Capital lease obligation       8,410  (B)     (8,410)             -
    Income taxes payable            -     (A)     28,224            28,224
                                 -------       ---------         ---------
      Total current liabilities   81,249       1,642,491         1,723,740

Notes payable long term             -     (A)     14,269            14,269
Capital lease obligation          38,467         (38,467)             -
Deferred tax liability              -     (A)     67,882            67,882
                                  38,467          43,684            82,151
                                 -------       ---------         ---------
      Total liabilities          119,716       1,686,175         1,805,891
                                 -------       ---------         ---------
Shareholders' equity:
    Preferred stock              750,000  (B)   (750,000)             -
    Common stock                 309,375  (A)     40,000           349,375
    Paid in capital              862,997  (A)     10,568
                                          (A)   (118,259)          755,306
    Stock subscription proceeds     -     (A)  1,038,000         1,038,000
    Retained earnings         (1,413,360) (A)  1,230,073
                                          (B)    385,386           202,099
                                 -------       ---------         ---------
    Total shareholder's equity   509,012       1,835,768         2,344,780
                                 -------       ---------         ---------
    Total liabilities and
     shareholders' equity       $628,728      $3,521,943        $4,150,671
                                 =======       =========         =========

                 Pro Forma Statement of Operations (Unaudited)
                             September 30, 1996
                               ________________


                                Minute Man
                            of America, Inc.   Pro Forma
                          September 30, 1996  Adjustments        Pro Forma
                                 -------      -----------        ---------


    Sales                       $841,402  (A) $6,245,918
                                          (B)   (841,402)       $6,245,918
    Cost of sales                847,652  (A) (4,590,317)
                                          (B)    847,652         4,590,317
                                 -------                         ---------
     Gross profit (loss)          (6,250)                        1,655,601

    Operating costs and expense  338,773  (A) (1,460,877)
                                          (B)    306,781         1,492,869
                                 -------                         ---------
     (Loss) income  from
       operations                (345,023)                         162,732
    Other income (expense)       (17,876) (A)    (60,397)
                                          (B)     78,101              (172)
                                 -------                         ---------
    Income before provision for
       income taxes             (362,899)                         162,560
    Provision for income taxes       639  (A)    (75,250)
                                          (B)         69           (75,820)
                                 -------       ---------         ---------
       Net (loss) income       $(363,538)       $450,278           $86,740
                                ========       =========         =========







 (A) To show effect of Tone acquisition as if it had taken place on October 1, 1995.

 (B) To show effect of disposal of the former sole operating entity of MMA as if it had taken place on October 1, 1995.

(b) Pro forma financial information

The accompanying unaudited pro forma balance sheet and statement of operations reflect the consolidated financial position and operations of Tone Products, Inc. (formerly Minute Man of America, Inc.) and Subsidiary as of September 30, 1996 and its operations for the year ended September 30, 1996. Each of these pro forma financial statements reflect the acquisition of Tone Products, Inc. on October 15, 1996, as well as the disposal of Gibson Specialty Corp. reported in the Form 8-K dated December 20, 1996.

The pro forma balance sheet at September 30, 1996 and the pro forma statement of operations for the year ended September 30, 1996 assumes the acquisition of Tone Products, Inc. on October 15, 1996, as well as the disposal of Gibson Specialty Corp. reported in the Form 8-K dated December 20, 1996, assumes that these transactions were completed on October 1, 1995.

The pro forma financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the period indicated or which may result in the future.


                             TONE PRODUCTS, INC.
                   (Formerly Minute Man of America, Inc.)
                     Pro Forma Balance Sheet (Unaudited)
                             September 30, 1996
                              ________________


                                                Pro Forma
                                 Company      Adjustments        Pro Forma
                                 -------      -----------        ---------
                                     ASSETS

  Current assets:
    Cash                         $84,120  (A)   $155,746
                                          (B)    (50,988)         $188,878
    Accounts receivable          187,948  (A)    939,332
                                          (B)   (187,948)          939,332
    Inventory                    160,488  (A)  1,113,177
                                          (B)   (160,488)        1,113,177
    Prepaids                        -     (A)      6,685             6,685
    Deferred tax asset              -     (A)      5,230             5,230
                                 -------       ---------         ---------
      Total current assets       432,556       1,820,746         2,253,302

    Property                     194,424  (A)  1,464,724
                                          (B)   (194,424)        1,464,724
    Other assets                   1,748  (B)     (1,355)              393
    Goodwill                        -     (A)    432,252           432,252
                                 196,172       1,701,197         1,897,369
                                 -------       ---------         ---------
       Total assets             $628,728      $3,521,943        $4,150,671
                                 =======       =========         =========





                 See notes to pro forma financial statements.

                             TONE PRODUCTS, INC.
                   (Formerly Minute Man of America, Inc.)
                     Pro Forma Balance Sheet (Unaudited)
                                  Continued
                             September 30, 1996
                              ________________


                                                Pro Forma
                                 Company      Adjustments        Pro Forma
                                 -------      -----------        ---------
                     LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Line of credit payable          -     (A)   $610,927          $610,927
    Accounts payable             $52,839  (A)    853,196
                                          (B)    (45,453)          860,582
    Advances from related party   20,000  (B)    (20,000)             -
    Note payable, current
     portion                        -     (A)    224,007           224,007
    Capital lease obligation       8,410  (B)     (8,410)             -
    Income taxes payable            -     (A)     28,224            28,224
                                 -------       ---------         ---------
      Total current liabilities   81,249       1,642,491         1,723,740

Notes payable long term             -     (A)     14,269            14,269
Capital lease obligation          38,467         (38,467)             -
Deferred tax liability              -     (A)     67,882            67,882
                                  38,467          43,684            82,151
                                 -------       ---------         ---------
      Total liabilities          119,716       1,686,175         1,805,891
                                 -------       ---------         ---------
Shareholders' equity:
    Preferred stock              750,000  (B)   (750,000)             -
    Common stock                 309,375  (A)     40,000           349,375
    Paid in capital              862,997  (A)     10,568
                                          (A)   (118,259)          755,306
    Stock subscription proceeds     -     (A)  1,038,000         1,038,000
    Retained earnings         (1,413,360) (A)  1,230,073
                                          (B)    385,386           202,099
                                 -------       ---------         ---------
    Total shareholder's equity   509,012       1,835,768         2,344,780
                                 -------       ---------         ---------
    Total liabilities and
     shareholders' equity       $628,728      $3,521,943        $4,150,671
                                 =======       =========         =========


                 See notes to pro forma financial statements.

                             TONE PRODUCTS, INC.
                   (Formerly Minute Man of America, Inc.)
                Pro Forma Statement of Operations (Unaudited)
                 For the Nine Months Ended September 30, 1996
                              ________________

                                               Pro Forma
                                 Company      Adjustments        Pro Forma
                                 -------      -----------        ---------
    Sales                       $841,402  (A) $6,245,918
                                          (B)   (841,402)       $6,245,918
    Cost of sales                847,652  (A) (4,590,317)
                                          (B)    847,652         4,590,317
                                 -------                         ---------
     Gross profit (loss)          (6,250)                        1,655,601

    Operating costs and expense  338,773  (A) (1,460,877)
                                          (B)    306,781         1,492,869
                                 -------                         ---------
     (Loss) income  from
       operations               (345,023)                          162,732
    Other income (expense)       (17,876) (A)    (60,397)
                                          (B)     78,101              (172)
                                 -------                         ---------
    Income before provision for
       income taxes             (362,899)                          162,560
    Provision for income taxes       639  (A)    (75,250)
                                          (B)         69           (75,820)
                                 -------       ---------         ---------
       Net (loss) income       $(363,538)       $450,278           $86,740
                                ========       =========         =========















                     See notes to pro forma financial statements.

                             TONE PRODUCTS, INC.
                   (Formerly Minute Man of America, Inc.)
                   Notes to Pro Forma Financial Statement
                            September 30, 1996
                            ________________






 (A) To record purchase of Tone Products, Inc. on October 15, 1996 and to record income and expense items related to purchase.

 (B) To record disposal of the Gibson Specialty Corp. on December 5, 1996, and to to record income and expense items related to disposal.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:	October 30, 1996	MINUTE MAN OF AMERICA, INC.

                               By:     /s/     Timothy Evon
                               ----------------------------
                               Name:   Timothy Evon
                               Title:  Director and President